J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Equity Income Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated June 27, 2019

to the Summary Prospectuses, Prospectuses and

Statement of Additional Information dated March 1, 2019, as supplemented

The liquidation and dissolution of the JPMorgan International Equity Income Fund (the “Fund”), will occur on or about August 8, 2019 (the “Liquidation Date”).

EFFECTIVE MAY 21, 2019, PURCHASES OF FUND SHARES FROM NEW SHAREHOLDERS ARE NO LONGER ACCEPTED.

PURCHASES OF ADDITIONAL SHARES FROM EXISTING SHAREHOLDERS WILL NOT BE ACCEPTED ON OR AFTER JULY 31, 2019.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUSES, PROSPECTUSES

AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-IEINC-LIQ-619